Exhibit 99.2


MSCP HOLDINGS, INC. & AFFILIATES
CONSOLIDATING BALANCE SHEET
January 31, 2003
[in thousands]
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                                                      MEDICALOGIC/     MSCP               MEDICALOGIC
                                                      MEDSCAPE,        HOLDINGS,          ENTERPRISES, INC.
                                                      INC.             INC.

                    Assets
Current assets:
   Cash and cash equivalents ......................   $       (30)   $       ---    $       ---
   Short-term investments .........................        43,614            ---            ---
   Accounts receivable, net .......................           ---            ---            ---
   Prepaid and other current assets ...............         1,025            ---            ---
      Total current assets ........................        44,609            ---            ---
Property and equipment, net .......................           ---            ---            ---
Goodwill and intangible assets, net ...............           ---            ---            ---
Long-term investment and other assets, net ........           320            320            ---

Total assets ......................................   $    44,929    $       320    $       ---

                                                   MEDICALOGIC          MEDICALOGIC       MEDICALOGIC  ELIMINATING
                                                   PENNSLYVANIA,        OF TEXAS,         TEXAS, LP    ENTRIES     CONSOLIDATED
                    Assets                         LLC                  INC.
Current assets:
   Cash and cash equivalents ......................   $       ---   $       ---   $       ---   $       ---    $       (30)
   Short-term investments .........................           ---           ---           ---           ---         43,614
   Accounts receivable, net .......................           ---           ---           ---           ---
   Prepaid and other current assets ...............           ---           ---           ---           ---          1,025
      Total current assets ........................           ---           ---           ---           ---         44,609
Property and equipment, net .......................           ---           ---           ---           ---            ---
Goodwill and intangible assets, net ...............           ---           ---           ---           ---            ---
Long-term investment and other assets, net ........           ---           ---           ---          (320)           320

Total assets ......................................   $       ---   $       ---   $       ---   $      (320)   $    44,929

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     Liabilities and shareholders' equity           MEDICALOGIC      MSCP            MEDICALOGICE
                                                    MEDSCAPE, INC.   HOLDINGS, INC.  ENTERPRISES, INC.
Current liabilities:
   Accounts payable ...............................   $       236    $       ---    $       ---
   Accrued and other liabilities ..................         2,787            ---            ---
   Deferred revenue ...............................           ---            ---            ---
   Long-term liabilities, current portion .........           ---            ---            ---
 Other current liabilities ........................           ---            ---            ---
      Total current liabilities ...................         3,023            ---            ---
Long-term liabilities, net of current portion .....           ---            ---            ---
Long-term deferred revenue, net of current portion            ---            ---            ---
Other long-term liabilities .......................           ---            ---            ---
      Total liabilities ...........................         3,023            ---            ---

Convertible redeemable series A preferred stock ...        19,626            ---            ---

Shareholders' equity:
   Common stock ...................................     1,255,103        728,916            ---
   Common stock notes receivable, net .............          (439)           ---            ---
   Warrants .......................................        52,077            ---            ---
   Deferred stock compensation ....................           ---            ---            ---
   Accumulated deficit ............................    (1,284,461)      (728,596)           ---
      Total shareholders' equity ..................        22,280            320            ---

         Total liabilities and shareholder's equity   $    44,929    $       320    $       ---



     Liabilities and shareholders' equity             MEDICALOGIC       MEDICALOGIC    MEDICALOGIC  ELIMINATING
                                                      PENNSYLVANIA,     OF TEXAS,      TEXAS, LP    ENTRIES        CONSOLIDATED
                                                      LLC               INC.
Current liabilities:
   Accounts payable ...............................   $       ---   $       ---   $       ---   $       ---    $       236
   Accrued and other liabilities ..................           ---           ---           ---           ---          2,787
   Deferred revenue ...............................           ---           ---           ---           ---            ---
   Long-term liabilities, current portion .........           ---           ---           ---           ---            ---
 Other current liabilities ........................           ---           ---           ---           ---            ---
      Total current liabilities ...................           ---           ---           ---           ---          3,023
Long-term liabilities, net of current portion .....           ---           ---           ---           ---            ---
Long-term deferred revenue, net of current portion            ---           ---           ---           ---            ---
Other long-term liabilities .......................           ---           ---           ---           ---            ---
      Total liabilities ...........................           ---           ---           ---           ---          3,023

Convertible redeemable series A preferred stock ...           ---           ---           ---           ---         19,626

Shareholders' equity:
   Common stock ...................................           ---           ---           ---      (728,916)     1,255,103
   Common stock notes receivable, net .............           ---           ---           ---           ---           (439)
   Warrants .......................................           ---           ---           ---           ---         52,077
   Deferred stock compensation ....................           ---           ---           ---           ---            ---
   Accumulated deficit ............................           ---           ---           ---       728,596     (1,284,461)
      Total shareholders' equity ..................           ---           ---           ---          (320)        22,280

         Total liabilities and shareholder's equity   $       ---   $       ---   $       ---   $      (320)   $    44,929

                                                                           ---           ---           ---            ---
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     The  accompanying  unaudited  special  purpose  financial  information  was prepared for the purpose of complying  with the  reporting  requirements  of the
Office of the United States Trustee and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States.